COAST BUSINESS CREDIT

Continuing Guaranty

Borrower:                  Comtel Electronics, Inc.
Guarantors:                Palomar Medical Technologies, Inc.

                           Palomar Electronics Corporation

Date:                      December 5, 1996

THIS CONTINUING GUARANTY is executed by the above-named guarantors Oointly and severally, the "Guarantor"), as of the above date, in favor of COAST BUSINESS CREDIT, a division of Southern Pacific Thrift & Loan Association ("Coast"), a California corporation, with offices at 12121 Wilshire Boulevard, Suite I I 11, Los Angeles, California 90025, with respect to the Indebtedness of the above-named borrower Oointly and severally, the "Borrower").

1.        CONTINUING GUARANTY. Guarantor hereby                    debtor in possession under the federal Bankruptcy Code,
unconditionally guarantees and promises to pay on                  and any trustee, custodian or receiver for Borrower or any
demand to Coast, at the address indicated above, or at             of its assets, should Borrower hereafter become the
such other address as Coast may direct, in lawful money            subject of any bankruptcy or insolvency proceeding,
of the United States, and to perform for the benefit of            voluntary or involuntary; and all indebtedness, liabilities
Coast, all Indebtedness of Borrower now or hereafter               and obligations incurred by any such person shall be
-owing to or held by Coast. As used herein, the term               included in the Indebtedness guaranteed hereby. This
"Indebtedness" is used in its most comprehensive sense             Guaranty is given in consideration for credit and other
and shall mean and include without limitation: (a) any             financial accommodations which may, from time to time,
and all debts, duties, obligations, liabilities,                   be given by Coast to Borrower in Coast's sole discretion,
representations, warranties and guaranties of Borrower or          but Guarantor acknowledges and agrees that acceptance
any one or more of them, heretofore, now, or hereafter             by Coast of this Guaranty shall not constitute a
made, incurred, or created, whether directly to Coast or           commitment of any kind by Coast to extend such credit or
acquired by Coast by assignment or otherwise, or held by           other financial accommodation to Borrower or to permit
Coast on behalf of others, however arising, whether                Borrower to incur Indebtedness to Coast. All sums due
voluntary or involuntary, due or not due, absolute or              under this Guaranty shall bear interest from the date due
contingent, liquidated or unliquidated, certain or                 until the date paid at the highest rate charged with respect
uncertain, determined or undetermined, monetary or                 to any of the Indebtedness.
nonmonetary, written or oral, and whether Borrower may             2.       Waivers. Guarantor hereby waives:
be liable individually orjointly with others, and regardless       (a) presentment for payment, notice of dishonor, demand,
of whether recovery thereon may be or hereafter become             protest, and notice thereof as to any instrument, and all
barred by any statute of limitations, discharged or                other notices and demands to which Guarantor might be
uncollectible in any bankruptcy, insolvency or other               entitled, including without limitation notice of all of the
proceeding, or otherwise unenforceable; and (b) any and            following: the acceptance hereof; the creation, existence,
all amendments, modifications, renewals and extensions             or acquisition of any Indebtedness; the amount of the
of any or all of the foregoing, including without limitation       Indebtedness from time to time outstanding; any
amendments, modifications, renewals and extensions                 foreclosure sale or other disposition of any property which
which are evidenced by any NEW OR ADDITIONAL instrument,           secures any or all of the Indebtedness or which secures the
document or agreement; and (c) any and all attorneys'              obligations of any other guarantor of any or all of the
fees, court costs, and collection charges incurred in              Indebtedness-, any adverse change in Borrower's financial
endeavoring to collect or enforce any of the foregoing             position; any other fact which might increase Guarantor's
against Borrower, Guarantor, or any other person liable            risk; any default, partial payment or non-payment of all or
thereon (whether or not suit be brought) and any other             any part of the Indebtedness; the occurrence of any other
expenses of, for or incidental to collection thereof. As           Event of Default (as hereinafter defined); any and all
used herein, the term "Borrower" shall include any                 agreements and arrangements between Coast and
successor to the business and assets of Borrower, and              Borrower and any changes, modifications, or extensions
shall also include Borrower in its capacity as a debtor or         thereof, and any revocation, modification or release of any




COAST BUSINESS CREDIT                                                 Continuing Guaranty

guaranty of any or all of the Indebtedness by any person           judgment, decree or order of any court or administrative
(including without limitation any other person signing this        body having jurisdiction over Coast or any of its property,
Guaranty); (b) any right to require Coast to institute suit        or by reason of any settlement or compromise of any such
against, or to exhaust its rights and remedies against,            claim effected by Coast with any such claimant (including
Borrower or any other person, or to proceed against any            without limitation the Borrower), then and in any such
property of any kind which secures all or any part of the          event, Guarantor agrees that any such judgment, decree,
Indebtedness, or to exercise any right of offset or other          order, settlement and compromise shall be binding upon
right with respect to any reserves, credits or deposit             Guarantor, notwithstanding any revocation or release of
accounts held by or maintained with Coast or any                   this Guaranty or the cancellation of any note or other
indebtedness of Coast to Borrower, or to exercise any              instrument evidencing any of the Indebtedness, or any
other right or power, or pursue any other remedy Coast             release of any of the Indebtedness, and the Guarantor shall
may have; (c) any defense arising by reason of any                 be and remain liable to Coast under this Guaranty for the
disability or other defense of Borrower or any other               amount so repaid or recovered, to the same extent as if
guarantor or any endorser, co-maker or other person, or            such amount had never originally been received by Coast,
by reason of the cessation from any cause whatsoever of            and the provisions of this sentence shall survive, and
any liability of Borrower or any other guarantor or any            continue in effect, notwithstanding any revocation or
endorser, co-maker or other person, with respect to all or         release of this Guaranty. Until all of the Indebtedness has
any part of the Indebtedness, or by reason of any act or           been irrevocably paid and performed in full. Guarantor
omission of Coast or others which directly or indirectly           hereby expressly and unconditionally waives all rights of
results in the discharge or release of Borrower or any             subrogation, reimbursement and indemnity of every kind
other guarantor or any other person or any Indebtedness            against Borrower, and all rights of recourse to any assets
or any security therefor, whether by operation of law or           or property of Borrower, and all rights to any collateral or
otherwise; (d) any defense arising by reason of any failure        security held for the payment and performance of any
of Coast to obtain, perfect, maintain or keep in force any         Indebtedness, including (but not limited to) any of the
security interest in, or lien or encumbrance upon, any             foregoing rights which Guarantor may have under any
property of Borrower or any other person; (e) any defense          present or future document or agreement with any
based upon any failure of Coast to give Guarantor notice           Borrower or other person, and including (but not limited
of any sale or other disposition of any property securing          to) any of the foregoing rights which Guarantor may have
any or all of the Indebtedness, or any defects in any such         under any equitable doctrine of subrogation, implied
notice that may be given, or any failure of Coast to               contract, or unjust enrichment, or any other equitable or
comply with any provision of applicable law in enforcing           legal doctrine. Neither Coast, nor any of its directors,
any security interest in or lien upon any property securing        officers, employees, agents, attorneys or any other person
any or all of the Indebtedness including, but not limited to,      affiliated with or representing Coast shall be liable for any
any failure by Coast to dispose of any property securing           claims, demands, losses or damages, of any kind
any or all of the Indebtedness in a commercially                   whatsoever, made, claimed, incurred or suffered by
reasonable manner; (f) any defense based upon or arising           Guarantor or any other party through the ordinary
out of any bankruptcy, insolvency, reorganization,                 negligence of Coast, or any of its directors, officers,
arrangement, readjustment of debt, liquidation or                  employees, agents, attorneys or any OTHER PERSON AFFILIATED
dissolution proceeding commenced by or against                     with or representing Coast.
Borrower or any other GUARANTOR OR ANY ENDORSER, CO-               3.       CONSENTS. Guarantor hereby consents and agrees
maker or other person, including without limitation any            that, without notice to or by Guarantor and without
discharge of, or bar against collecting, any of the                affecting or impairing in any way the obligations or
Indebtedness (including without limitation any interest            liability of Guarantor hereunder, Coast may, from time to
thereon), in or as a result of any such proceeding; and            time before or after revocation of this Guaranty, do any
(g) the benefit of any and all statutes of limitation with         one or more of the following in Coast's sole and absolute
respect to any action based upon, arising out of or related        discretion: (a) accelerate, accept partial payments of,
to this Guaranty. Until all of THE INDEBTEDNESS HAS BEEN           compromise or settle, renew, extend the time for the
paid, performed, and discharged in FULL, nothing shall             payment, discharge, or performance of, refuse to enforce,
discharge or satisfy the liability of Guarantor hereunder          and release all or any parties to, any or all of the
except the FULL performance and payment of all of the              Indebtedness; M grant any other indulgence to Borrower
Indebtedness. If any claim is ever made upon Coast for             or any other person in respect of any or all of the
repayment or recovery of any amount or amounts received            Indebtedness or any other matter; (c) accept~ release,
by Coast in payment of or on account of any of the                 waive, surrender, enforce, exchange, modify, impair, or
Indebtedness, because of any claim that any such payment           extend the time for the perfortnance, discharge, or
constituted a preferential transfer or fraudulent                  payment of, any and all property of any kind securing any
conveyance, or for any other reason whatsoever, and                or all of the Indebtedness or any guaranty of any or all of
Coast repays all or part of said amount by reason of any           the Indebtedness, or on which Coast at any time may have
                                                             -2




COAST BUSINESS CREDIT                                                 Continuing Guaranty

a lien, or refuse to enforce its rights or make any                Indebtedness or any GUARANTY THEREOF, INCLUDING without
compromise or settlement or agreement therefor in respect          limitation judicial foreclosure, nonjudicial foreclosure,
of any or all of such property; (d) substitute or add, or          exercise of a power of sale, and taking a deed, assignment
take any action or omit to take any action which results in        or transfer in lieu of foreclosure as to any such property,
the release of, any one or more endorsers or guarantors of         and Guarantor expressly waives any defense based upon
all or any part of the Indebtedness, including, without            the exercise of any such right or remedy, notwithstanding
limitation one or more parties to this Guaranty, regardless        the effect thereof upon any of Guarantor's rights, including
of any destruction or impairment of any right of                   without limitation, any destruction of Guarantor's right of
contribution or other right of Guarantor; (e) amend, alter         subrogation against Borrower and any destruction of
or change in any respect whatsoever any term or provision          Guarantoes right of contribution or other right against any
relating to any or all of the Indebtedness, including the          other guarantor of any or all of the Indebtedness or against
rate of interest thereon; (f) apply any sums received from         any other person, whether by operation of Sections 580a,
Borrower, any other guarantor, endorser, or co-signer, or          580d or 726 of the California Code of Civil Procedure, or
from the disposition of any collateral or security, to any         any comparable provisions of the laws of any other
indebtedness whatsoever owing from such person or                  jurisdiction, or any other statutes or rules of law now or
secured by such collateral or security, in such manner and         hereafter in effect, or otherwise. Without limiting the
order as Coast determines in its sole discretion, and              (renerality of the foregoing. (a) Guarantor waives all ri(-,hts
regardless of whether such indebtedness is part of the             and defenses arising out of an election of reniedies by
Indebtedness, is secured, or is due and payable; (g) apply         Coast, even though that election of remedies, such as a
any sums received from Guarantor or from the disposition           nonjiudicial foreclosure with respect to security for any of
of any collateral or security securing the obligations of          the Indebtedness. has destroyed tile : P-Liarantor's rights of
Guarantor, to any of the Indebtedness in such manner and           subro-ation and reimbursement aeainst the principal by
order as Coast determines in its sole discretion, regardless       the operation of Section 580d of & Code of Civil
of whether or not such Indebtedness is secured or is due           Procedure or otherwise. (b) Guarantor further waives all
and payable. Guarantor consents and agrees that Coast              rights and defenses arisina out of an election of remedies
shall be under no obligation to marshal any assets in favor        by Coast. even though that election of remedies. such as a
of Guarantor, or against or in payment of any or all of the        nonjudicial foreclosure with respect to securit), for any of
Indebtedness. Guarantor further consents and agrees that           the indebtedness. has destroyed the g arantor's rights of
Coast shall have no duties or responsibilities whatsoever          subrogation, reimbursement and contribution aeainst any
with respect to any property securing any or all of the            other guarantor of the guaranteed obligation, by the
Indebtedness. Without limiting the generality of the               operation of Section 580d of the Code of Civil Procedure
foregoing, Coast shall have no obligation to monitor,              or otherwise. (c) Guarantor understands that if Coast
verify, audit, examine, or obtain or maintain any insurance        forecloses any present or future trust deed, which secures
with respect to, any property securing any or all of the           any or all of the Indebtedness or which secures any other
Indebtedness.                                                      guaranty of any or all of the Indebtedness, by nonjudicial
4.        ACCOUNT STATED. Absent manifest error, Coast's           foreclosure. Guarantor may, as a result. have a complete
books and records showing the account between it and the           defense to liability under this Guaranty, based on the legal
Borrower shall be admissible in evidence in any action or          doctrine of estoppel and Sections 580a. 580d or 726 of the
proceeding as prima facie proof of the items therein set           California Code of Civil Procedure, and Guarantor hereby
forth. Coast's monthly statements rendered to the                  expressly waives all such defenses. (d) Guarantor
Borrower shall be binding upon the Guarantor (whether or           understands and agrees that, in the event Coast in its sole
not the Guarantor receives copies thereof), and shall              discretion forecloses any trust deed now or hereafter
constitute an account stated between Coast and the                 securing any or all of the Indebtedness, by nonjudicial
Borrower, unless Coast receives a written statement of the         foreclosure, Guarantor will remain liable to Coast for any
Borrowees exceptions within 30 days after the statement            deficiency, even though Guarantor will lose his right of
was mailed to the Borrower. The Guarantor assumes full             subrogation against the Borrower, and even though
responsibility for obtaining copies of such monthly                Guarantor will be unable to recover from the Borrower the
statements from the Borrower, if the Guarantor desires             amount of the deficiency for which Guarantor is liable,
such copies.                                                       and even though Guarantor may have retained his right of
5.        EXERCISE OF RIGHTS AND REMEDIES; FORECLOSURE             subrogation against Borrower if Coast had foreclosed said
of TRUST DEEDS. Guarantor consents and agrees that,                trust deed by judicial foreclosure as opposed to
without notice to or by Guarantor and without affecting or         nonjudicial foreclosure, and even though absent the
impairing in any way the obligations or liability of               waivers set forth herein Guarantor may have had a
Guarantor hereunder, Coast may, from time to time,                 complete defense to any liability for any deficiency
before or after revocation of this Guaranty, exercise any          hereunder. (e) Guarantor understands and agrees that. in
right or remedy it may have with respect to any or all of          the event Coast in its sole discretion forecloses any trust
the Indebtedness or any property securing any or all of the        deed now or hereafter securing any other guaranty of any
                                                             -3-




COAST BUSINESS CREDIT                                                 Continuing Guaranty

or all of the Indebtedness, by nonjudicial foreclosure,            bankruptcy, insolvency, arrangement, readjustment of
Guarantor will remain liable to Coast for any deficiency.          debt, dissolution or liquidation law or statute of any
even though Guarantor will lose his right of subrogation           jurisdiction, now or hereafter in effect or (i) Borrower or
or contribution against the other guarantor, and even              Guarantor shall be deceased or declared incompetent by
though Guarantor will be unable to recover from the other          any court or a guardian or conservator shall be appointed
guarantor any part of the deficiency for which Guarantor           for either of them or for the property of either of them; or
is liable, and even though Guarantor may have retained             0) Guarantor or Borrower shall generally not pay their
his right of subrogation or contribution against the other         respective debts as they become due or shall enter into any
guarantor if Coast had foreclosed said trust deed by               agreement (whether written or oral), or offer to enter into
judicial foreclosure as opposed to nonjudicial foreclosure,        any such agreement, with all or a significant number of its
and even though absent the waivers set forth herein                creditors regarding any moratorium or other indulgence
Guarantor may have had a complete defense to any                   with respect to its debts or the participation of such
liability for any deficiency hereunder.                            creditors or their representatives in the supervision,
6.        Acceleration. Notwithstanding the terms of all           management, or control of the business of either of them;
or any part of the Indebtedness, the obligations of the            or (k) Borrower or Guarantor shall conceal, remove or
Guarantor hereunder to pay and perform all of the                  permit to be concealed or removed any part of its
Indebtedness shall, at the option of Coast, immediately            property, with intent to hinder, delay or defraud its
become due and payable, without notice, and without                creditors, or make or suffer any transfer of any of its
regard to the expressed maturity of any of the                     property which may be fraudulent under any bankruptcy,
Indebtedness, in the event: (a) any warranty,                      fraudulent conveyance or similar law, or shall make any
representation, statement, report, or certificate made or          transfer of its property to or for the benefit of any creditor
delivered to Coast by Borrower or Guarantor, or any of             at a time when other creditors similarly situated have not
their respective officers, partners, employees, or agents, is      been paid; or (1) the board of directors or shareholders of
incorrect, false, untrue, or misleading when given in any          Borrower or Guarantor shall adopt any resolution or plan
material respect; or (b) Borrower or Guarantor shall fail to       for its dissolution or the liquidation of all or substantially
pay or perform when due al I or any part of the                    all of its assets; or (m) Guarantor shall revoke this
Indebtedness; or (c) Guarantor shall fail to pay or perform        Guaranty or contest or deny liability under this Guaranty.
when due any indebtedness or obligation of Guarantor to            All of the foregoing are hereinafter referred to as "Events
Coast or to any parent, subsidiary or corporate affiliate of       of Default".
Coast, whether under this Guaranty or any other                    7.       RIGHT TO ATTACHMENT REMEDY. Guarantor
instrument, document, or agreement heretofore or                   agrees that, notwithstanding the existence of any property
hereafter entered into; or (d) there occurs in Coasfs              securing any or all of the Indebtedness, Coast shall have
judgment a material impairment of the prospect of                  all of the rights of an unsecured creditor of Guarantor,
payment or performance of any or all of the Indebtedness;          including without limitation the right to obtain a
or (e) any event shall occur which may or does result in           temporary protective order and writ of attachment against
the acceleration of the maturity of any indebtedness of            Guarantor with respect to any sums due under this
Borrower or Guarantor to others (regardless of any                 Guaranty. Guarantor further agrees that in the event any
requirement of notice, opportunity to cure or other                property secures the obligations of Guarantor under this
condition prior to the exercise of any right of                    Guaranty, to the extent that Coast, in its sole and absolute
acceleration); or (f) Borrower or Guarantor shall fail             discretion, determines prior to the disposition of such
promptly to perform or comply with any term or condition           property that the amount to be realized by Coast therefrom
of any agreement with any third party which does or may            may be less than the indebtedness of the Guarantor under
result in a material adverse effect on the business of             this Guaranty, Coast shall have all the rights of an
Borrower or Guarantor, or (g) there shall be made or exist         unsecured creditor against Guarantor, including without
any levy, assessment, attachment, seizure, lien, or                limitation the right of Coast, prior to the disposition of
encumbrance for any cause or reason whatsoever upon ail            said property, to obtain a temporary protective order and
OR ANY MATERIAL PART OF THE PROPERTY OF BORROWER or                writ of attachment against Guarantor. Guarantor waives
Guarantor (unless discharged by payment, release or bond           the benefit of Section 483.0 1 O(b) of the California Code
not more than ten days after such event has occurred); or          of Civil Procedure and of any and all other statutes and
(h) there shall occur the dissolution, termination of              rules of law now or hereafter in effect requiring Coast to
existence, insolvency, or business failure of Borrower or          first resort to or exhaust all such collateral before seeking
Guarantor, or the appointment of a receiver, trustee or            or obtaining any attachment remedy against Guarantor.
custodian for Borrower or Guarantor or all or any material         Coast shall have no liability to Guarantor as a result
part of the property of either of them, or the assignment          thereof, whether or not the actual deficiency realized by
for the benefit of creditors by Borrower or Guarantor, or          Coast is less than the anticipated deficiency on the basis of
the commencement of any proceeding by or against                   which Coast obtains a temporary protective order or writ
Borrower or Guarantor under any reorganization,                    of attachment.
                                                             -4




COAST BUSINESS CREDIT                                                  Continuing Guaranty

8.       INDEMNITY. Guarantor hereby agrees to                     Guarantor hereby expressly waives any right to set-off or
indemnify Coast and hold Coast harmless from and                   assert any counterclaim against Borrower.
against any and all claims, debts, liabilities, demands,           10. REVOCATION. This is a Continuing Guaranty
obligations, actions, causes of action, penalties, costs and       relating to all of the Indebtedness, including Indebtedness
expenses (including without limitation attorneys' fees), of        arising under successive transactions which from time to
every nature, character and description, which Coast may           time continue the Indebtedness or renew it after it has
sustain or incur based upon or arising out of any of the           been satisfied. Guarantor waives all benefits of California
Indebtedness, any actual or alleged failure to collect and         Civil Code Section 2815, and agrees that the obligations
pay over any withholding or other tax relating to                  of Guarantor hereunder may not be terminated or revoked
Borrower or its employees, any relationship or agreement           in any manner except by giving 90 days' advance written
between Coast and Borrower, any actual or alleged failure          notice of revocation to Coast at its address above by
of Coast to comply with any writ of attachment or other            registered first-class U.S. mail, postage prepaid, return
legal process relating to Borrower or any of its property,         receipt requested, and only as to new loans made by Coast
or any other matter, cause or thing whatsoever occurred,           to Borrower more than 90 days after actual receipt of such
done, omitted or suffered to be done by Coast relating in          written notice by Coast. No termination or revocation of
any way to Borrower or the Indebtedness (except any such           this Guaranty shall be effective until 90 days following the
amounts sustained or incurred as the result of the gross           date of actual receipt of said written notice of revocation
negligence or willful misconduct of Coast or any of its            by Coast. Notwithstanding such written notice of
directors, officers, employees, agents, attorneys, or any          revocation or any other act of Guarantor or any other
other person affiliated with or representing Coast).               event or circumstance, Guarantor agrees that this
Notwithstanding any provision in this Guaranty to the              Guaranty and all consents, waivers and other provisions
contrary, the indemnity agreement set forth in this Section        hereof shall continue in full force and effect as to any and
shall survive any termination or revocation of this                all Indebtedness which is outstanding on or before the
Guaranty and shall for all purposes continue in full force         90th day following actual receipt of said written notice of
and effect.                                                        revocation by Coast, and all extensions, renewals and
9.       SUBORDINATION. Any and all rights of Guarantor            modifications of said Indebtedness (including without
under any and all debts, liabilities and obligations owing         limitation amendments, extensions, renewals and
from Borrower to Guarantor, including any security for             modifications which are evidenced by new or additional
and guaranties of any such obligations, whether now                instruments, documents or agreements executed before or
existing or hereafter arising, are hereby subordinated in          after expiration of said 90-day period), and all interest
right of payment to the prior payment in full of all of the        thereon, accruing before or after expiration of said 90-day
Indebtedness. No payment in respect of any such                    period, and all attorneys' fees, court costs and collection
subordinated obligations shall at any time be made to or           charges, incurred before or after expiration of said 90-day
accepted by Guarantor if at the time of such payment any           period, in endeavoring to collect or enforce any of the
Indebtedness is outstanding. If any Event of Default has           foregoing against Borrower, Guarantor or any other
occurred, Borrower and any assignee, trustee in                    person liable thereon (whether or not suit be brought) and
bankruptcy, receiver, or any other person having custody           any other expenses of, for or incidental to collection
or control over any or all of Borrowees property are               thereof.
hereby authorized and directed to pay to Coast the entire          11. INDEPENDENT LIABILITY. Guarantor hereby
unpaid balance of the Indebtedness before making any               agrees that one or more successive or concurrent actions
payments whatsoever to Guarantor, whether as a creditor,           may be brought hereon against Guarantor, in the same
shareholder, or otherwise; and insofar as may be necessary         action in which Borrower may be sued or in separate
for that purpose, Guarantor hereby assigns and transfers to        actions, as often as deemed advisable by Coast. The
Coast all rights to any and all debts, liabilities and             liability of Guarantor hereunder is exclusive and
obligations owing from Borrower to Guarantor, including            independent of any other guaranty of any or all of the
any security for and guaranties of any such obligations,           Indebtedness whether executed by Guarantor or by any
whether now existing or hereafter arising, including               other guarantor (including without limitation any other
without limitation any payments, dividends or                      persons signing this Guaranty). The liability of Guarantor
distributions out of the business or assets of Borrower.           hereunder shall not be affected, revoked, impaired, or
Any amounts received by Guarantor in violation of the              REDUCED BY ANY one or more of the following: (a) the fact
foregoing provisions shall be
                                                             -5-



COAST BUSINESS CREDIT                                                 Continuing Guaranty

continuing or restrictive guaranty or undertaking or any           Guarantor for such periods of time as Coast may
limitation on the liability of any other guarantor (whether        designate, (ii) any other information concerning
under this Guaranty or under any other agreement); or              Guarantoes business, financial condition or affairs as
(d) any payment on or reduction of any such other                  Coast may request, and (iii) copies of any and all foreign,
guaranty or undertaking; or (e) any revocation,                    federal, state and local tax returns and reports of or
amendment, modification or release of any such other               relating to Guarantor as Coast may from time to time
guaranty or undertaking; or (f) any dissolution or                 request. Guarantor hereby intentionally and knowingly
termination of, or increase, decrease, or change in                waives any and all rights and privileges it may have not to
membership of any Guarantor which is a partnership.                divulge or deliver said tax returns, reports and other
Guarantor hereby expressly represents that he was not              information which are requested by Coast hereunder or in
induced to give this Guaranty by the fact that there are or        any litigation in which Coast may be involved relating
may be other guarantors either under this Guaranty or              directly or indirectly to Borrower or to Guarantor.
otherwise, and Guarantor agrees that any release of any            Guarantor further agrees immediately to give written
one or more of such other guarantors shall not release             notice to Coast of any adverse change in Guarantor's
Guarantor from his obligations hereunder either in full or         financial condition and of any condition or event which
to any lesser extent. If Guarantor is a married person,            constitutes an Event of Default under this Guaranty. All
Guarantor hereby expressly agrees that recourse may be             reports and information furnished to Coast hereunder shall
had against his or her separate property for all of his or         be complete, accurate and correct in all respects.
her obligations hereunder.                                         Whenever requested, Guarantor shall further deliver to
12. FINANCIAL CONDITION OF BORROWER. Guarantor is                  Coast a certificate signed by Guarantor (and, if Guarantor
Mly aware of the financial condition of Borrower and is            is a partnership, by all general partners of Guarantor, in
executing and delivering this Guaranty at Borrower's               their individual capacities, and, if Guarantor is a
request and based solely upon his own independent                  corporation, by the president and secretary of Guarantor,
investigation of all matters pertinent hereto, and Guarantor       in their individual capacities) warranting and representing
is not relying in any manner upon any representation or            that all reports, financial statements and other documents
statement of Coast with respect thereto. Guarantor                 and information delivered or caused to be delivered to
represents and wan-ants that he is in a position to obtain,        Coast under this Guaranty, are complete, correct and
and Guarantor hereby assumes Ul responsibility for                 thoroughly and accurately present the financial condition
obtaining, any additional information concerning                   of Guarantor, and that there exists on the date of delivery
Borrower's financial condition and any other matter                of said certificate to Coast no condition or event which
pertinent hereto as Guarantor may desire, and Guarantor is         constitutes an Event of Default under this Guaranty.
not relying upon or expecting Coast to furnish to him any          14. REPRESENTATIONS AND WARRANTIES. Guarantor
information now or hereafter in Coast's possession                 hereby represents and warrants that (i) it is in Guarantor's
concerning the same or any other matter. By executing              direct interest to assist Borrower in procuring credit,
this Guaranty, Guarantor knowingly accepts the full range          because Borrower is an affiliate of Guarantor, furnishes
of risks encompassed within a contract of continuing               goods or services to Guarantor, purchases or acquires
guaranty, which risks Guarantor acknowledges include               goods or services from Guarantor, and/or otherwise has a
without limitation the possibility that Borrower will incur        direct or indirect corporate or business relationship with
additional Indebtedness for which Guarantor will be liable         Guarantor, (ii) this Guaranty has been duly and validly
hereunder after Borrower's financial condition or ability to       authorized, executed and delivered and constitutes the
pay such Indebtedness has deteriorated and/or after                valid and binding obligation of Guarantor, enforceable in
bankruptcy or insolvency proceedings have been                     accordance with its terms, and (iii) the execution and
commenced by or against Borrower. Guarantor shall have             delivery of this Guaranty does not violate or constitute a
no right to require Coast to obtain or disclose any                default under (with or without the giving of notice, the
information with respect to the Indebtedness, the financial        passage of time, or both) any order, judgment, decree,
condition or character of Borrower, the existence of any           instrument or agreement to which Guarantor is a party or
collateral or security for any or all of the Indebtedness, the     by which it or its assets are affected or bound.
filing by or against Borrower of any bankruptcy or                 15. COSTS. Whether or not suit be instituted,
insolvency proceeding, the existence of any other                  Guarantor agrees to reimburse Coast on demand for all
guaranties of all or any part of the Indebtedness, any             reasonable attorneys' fees and all other reasonable costs
action or non-action on the part of Coast, Borrower, or            and expenses incurred by Coast in enforcing this
any other person, or any other matter, fact, or occurrence.        GUARANTY, OR ARISING out of or RELATING IN ANY WAY TO THIS
13. REPORTS AND FINANCIAL STATEMENTS of                            Guaranty, or in enforcing any of the Indebtedness against
GUARANTOR. Guarantor shall, at its sole cost and expense,          Borrower, Guarantor, or any other person, or in
at any time and from time to time, prepare or cause to be          connection with any property of any kind securing all or
prepared, and provide to Coast upon Coast's request                any part of the Indebtedness. Without limiting the
(i) such financial statements and reports concerning               generality of the foregoing, and in addition thereto,
                                                              -6-




COAST BUSINESS CREDIT                                                 Continuing Guaranty

Guarantor shall reimburse Coast on demand for all                  Coast or any other person authorized to accept service of
reasonable attorneys' fees and costs Coast incurs in any           process on behalf of Coast, within 30 days thereafter.
way relating to Guarantor, Borrower or the Indebtedness,           Guarantor agrees that such one year period is a reasonable
IN ORDER to: obtain legal advice; enforce or seek to enforce       and sufficient time for Guarantor to investigate and act
any of its rights; commence, intervene in, respond to, or          upon any such claim or cause of action. The one year
defend any action or proceeding; file, prosecute or defend         period provided herein shall not be waived, tolled, or
any claim or cause of action in any action or proceeding           extended except by a specific written agreement of Coast.
(including without limitation any probate claim,                   This provision shall survive any termination of this
bankruptcy claim, third-party claim, secured creditor              Guaranty or any other agreement.
claim, reclamation complaint, and complaint for relief             18. CONSTRUCTION; SEVERABILITY. If more than one
from any stay under the Bankruptcy Code or otherwise);             person has executed this Guaranty, the term "Guarantor"
protect, obtain possession of, sell, lease, dispose of or          as used herein shall be deemed to refer to all and any one
otherwise enforce any security interest in or lien on any          or more such persons and their obligations hereunder shall
property of any kind securing any or all of the                    bejoint and several. Without limiting the generality of
Indebtedness; or represent Coast in any litigation with            the foregoing, if more than one person has executed this
respect to Borrower's or Guarantoes affairs. In the event          Guaranty, this Guaranty shall in all respects be interpreted
either Coast or Guarantor files any lawsuit against the            as though each person signing this Guaranty had signed a
other predicated on a breach of this Guaranty, the                 separate Guaranty, and references herein to "other
prevailing party in such action shall be entitled to recover       guarantors" or words of similar effect shall include
its attorneys' fees and costs of suit from the non-prevailing      without limitation other persons signing this Guaranty. As
party.                                                             used in this Guaranty, the term "property" is used in its
16. Notices. Any notice which a party shall be                     most comprehensive sense and shall mean all property of
required or shall desire to give to the other hereunder            every kind and nature whatsoever, including without
(except for notice of revocation, which shall be governed          limitation real property, personal property, mixed
by Section 10 of this Guaranty) shall be given by personal         property, tangible property and intangible property.
delivery or by telecopier or by depositing the same in the         Words used herein in the masculine gender shall include
United States mail, first class postage pre-paid, addressed        the neuter and feminine gender, words used herein in the
to Coast at its address set forth in the heading of this           neuter gender shall include the masculine and feminine,
Guaranty and to Guarantor at his address set forth under           words used herein in the singular shall include the plural
his signature hereon, and such notices shall be deemed             and words used in the plural shall include the singular,
duly given on the date of personal delivery or one day             wherever the context so reasonably requires. If any
after the date telecopied or 3 business days after the date        provision of this Guaranty or the application thereof to
of mailing as aforesaid. Coast and Guarantor may change            any party or circumstance is held invalid, void,
their address for purposes of receiving notices hereunder          inoperative or unenforceable, the remainder of this
by giving written notice thereof to the other party in             Guaranty and the application of such provision to other
accordance herewith. Guarantor shall give Coast                    parties or circumstances shall not be affected thereby, the
immediate written notice of any change in his address.             provisions of this Guaranty being severable in any such
17. CLAIMS. GUARANTOR AGREES THAT ANY CLAIM or                     instance.
cause of action by Guarantor against Coast, or any of              19. GENERAL PROVISIONS. Coast shall have the right
Coast's directors, officers, employees, agents, accountants        to seek recourse against Guarantor to the full extent
or attorneys, based upon, arising from, or relating to this        provided for herein and in any other instrument or
Guaranty, or any other present or future agreement                 agreement evidencing obligations of Guarantor to Coast,
between Coast and Guarantor or between Coast and                   and against Borrower to the full extent of the
Borrower, or any other transaction contemplated hereby             Indebtedness. No election in one form of action or
or thereby or relating hereto or thereto, or any other             proceeding, or against any party, or on any obligation,
matter, cause or thing whatsoever, whether or not relating         shall constitute a waiver of Coast's right to proceed in any
hereto or thereto, occurred, done, omitted or suffered to          other form of action or proceeding or against any other
be done by Coast, or by Coast's directors, officers,               party. The failure of Coast to enforce any of the
employees, agents, accountants or attorneys, whether               provisions of this Guaranty at any time or for any period
sounding in contract or in tort or otherwise, shall be             of time shall not be construed to be a waiver of any such
barred unless asserted by Guarantor by the                         provision or the right thereafter to enforce the same. All
commencement of an action or proceeding in a court of              remedies hereunder shall be cumulative and shall be in
competent jurisdiction within Los Angeles County,                  addition to all rights, powers and remedies given to Coast
California, by the filing of a complaint within one year           by law or under any other instrument or agreement. Time
after the first act, occurrence or omission upon which such        is of the essence in the performance by Guarantor of each
claim or cause of action, or any part thereof, is based and        and every obligation under this Guaranty. If Borrower is
service of a summons and complaint on an officer of                a corporation, partnership or other entity, Guarantor
                                                              -7-




COAST BUSINESS CREDIT                                                  Continuing Guaranty

hereby agrees that Coast shall have no obligation to               21. MUTUAL WAIVER OF RIGHT TO JURY TRIAL.
inquire into the power or authority of Borrower or any of          COAST AND GUARANTOR HEREBY WAIVE THE
its officers, directors, partners, or agents acting or             RIGHT TO TRIAL BY JURY IN ANY ACTION,
purporting to act on its behalf, and any Indebtedness made         CLAIM, LAWSUIT OR PROCEEDING BASED
or created in reliance upon the professed exercise of any          UPON, ARISING OUT OF, OR IN ANY WAY
such power or authority shall be included in the                   RELATING TO: (i) THIS GUARANTEE OR ANY
indebtedness guaranteed hereby. This Guaranty is the               SUPPLEMENT OR AMENDMENT THERETO; OR
entire and only agreement between Guarantor and Coast              (ii) ANY OTHER PRESENT OR FUTURE
with respect to the guaranty of the Indebtedness of                INSTRUMENT OR AGREEMENT BETWEEN
Borrower by Guarantor, and all representations,                    COAST AND GUARANTOR; OR (III) ANY
warranties, agreements, or undertakings heretofore or              BREACH, CONDUCT, ACTS OR OMISSIONS OF
contemporaneously made, which are not set forth herein,            COAST OR GUARANTOR OR ANY OF THEIR
are superseded hereby. No course of dealings between the           RESPECTIVE DIRECTORS, OFFICERS,
parties, no usage of the trade, and no parol or extrinsic          EMPLOYEES, AGENTS, ATTORNEYS OR ANY
evidence of any nature shall be used or be relevant to             OTHER PERSON AFFILIATED WITH OR
supplement or explain or modify any term or provision of           REPRESENTING COAST OR GUARANTOR; IN
this Guaranty. There are no conditions to the MI                   EACH OF THE FOREGOING CASES, WHETHER
effectiveness of this Guaranty. The terms and provisions           SOUNDING IN CONTRACT OR TORT OR
hereof may not be waived, altered, modified, or amended            OTHERWISE.
except in a writing executed by Guarantor and a duly               22. Receipt of Copy. Guarantor acknowledges
authorized officer of Coast. All rights, benefits and              receipt of a copy of this Guaranty.
privileges hereunder shall inure to the benefit of and be
enforceable by Coast and its successors and assigns and
shall be binding upon Guarantor and his heirs, executors,          Palomar Medical Technologies, Inc.
administrators, personal representatives, successors and
assigns.  Neither the death of Guarantor nor notice thereof
to Coast shall terminate this Guaranty as to his estate, and,
notwithstanding  the death of Guarantor or notice  thereof         By: /s/ Steve Georgiev
to Coast,  this Guaranty  shall  continue in full force and           -------------------------------
effect with respect to all Indebtedness, including without           Its
limitation Indebtedness incurred or created after the death
of Guarantor and notice thereof to Coast. Section                    Guarantor's Address:
headings are used herein for convenience only. Guarantor             66 Cherry Hill Drive
acknowledges that the same may not describe completely               Beverly, MA 0 1915
the subject matter of the applicable Section, and the same
shall not be used in any manner to construe, limit, define
or interpret any term or provision hereof.
20. GOVERNING LAW; VENUE AND JURISDICTION. This                    Palomar Electronics Corporation
instrument and all acts and transactions pursuant or
relating hereto and all rights and obligations of the parties hereto shall be governed, construed, and interpreted in
accordance with the internal laws of the State of                  By:  /s/ Joseph P. Caruso
California. In order to induce Coast to accept this                   -----------------------------
Guaranty, and as a material part of the consideration                Its
therefor, Guarantor (i) agrees that all actions or
proceedings relating directly or indirectly hereto shall, at         Guarantor's Address:
the option of Coast, be litigated in courts located within
Los Angeles County, California, (ii) consents to the                 66 Cherry Hill Drive
jurisdiction of any such court and consents to the service           Beverly, M.A 0 1915
of process in any such action or proceeding by personal
delivery or any other method permitted by law; and
(iii) waives any and all rights Guarantor may have to
transfer or change the venue of any such action or
proceeding.




COAST BUSINESS CREDIT                                                 Continuing Guaranty

STATE OF CALIFORNIA )
                    )ss.
COUNTY OF           )

         On                                   199   , before me,
            ---------------------------------    --             ----------------
                                              Notary Public, personally appeared
---------------------------------------------
                                  personally known to me (or proved to me on the
---------------------------------
basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.



-----------------------------------
(Seal)

STATE OF CALIFORNIA )
                    )ss.
COUNTY OF           )

         On                                   199   , before me,
            ---------------------------------    --             ----------------
                                              Notary Public, personally appeared
---------------------------------------------
                                  personally known to me (or proved to me on the
---------------------------------
basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.



-----------------------------------
(Seal)